EXHIBIT 10.42

                       Home Properties of New York, L.P.
                           Amendment No. Eighteen to
                          Second Amended and Restated
                       Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective April 7, 1999 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                       Home Properties of New York, L.P.
                           Amendment No. Nineteen to
                          Second Amended and Restated
                       Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective May 18, 1999 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                       Home Properties of New York, L.P.
                            Amendment No. Twenty to
                          Second Amended and Restated
                       Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective July 1, 1999 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in various entities owning the 3,722 unit CRC Portfolio and to Community Realty Company, Inc. in consideration of the contribution of certain assets.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                       Home Properties of New York, L.P.
                          Amendment No. Twenty-One to
                          Second Amended and Restated
                       Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective July 15, 1999 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in various entities owning the 3,297 unit Mid-Atlantic Portfolio.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                       Home Properties of New York, L.P.
                          Amendment No. Twenty-Two to
                          Second Amended and Restated
                       Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective July 28, 1999 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in various entities owning the 825 unit Ridley Portfolio.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                       Home Properties of New York, L.P.
                         Amendment No. Twenty-Three to
                          Second Amended and Restated
                       Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective July 30, 1999 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to Community Investment Strategies, Inc. in connection with the acquisition of certain of its assets.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                       Home Properties of New York, L.P.
                         Amendment No. Twenty-Four to
                          Second Amended and Restated
                       Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective August 17, 1999 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                        AMENDMENT NO. 25 TO THE SECOND
                       AMENDED AND RESTATED AGREEMENT OF
           LIMITED PARTNERSHIP OF HOME PROPERTIES OF NEW YORK, L.P.

      This AMENDMENT No. 25 TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF HOME PROPERTIES OF NEW YORK, L.P., dated as of September 30, 1999 (this "Amendment"), is being executed by Home Properties of New York, Inc., a Maryland corporation (the "General Partner"), as the general partner of Home Properties of New York, L.P., a New York limited partnership (the "Partnership"), pursuant to the authority conferred on the General Partner by
Section 9. 1 0(b)(iii) of the Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P., dated as of September 23, 1997 (the "Agreement"). Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

      WHEREAS, on September 30, 1999, the General Partner filed Articles Supplementary amending its Charter to designate and classify 2,000,000 shares of authorized but unissued shares of its prefer-red stock, par value $.01 per share, as shares of its Series B Convertible Cumulative Preferred Stock, par value $.01 per share (the "Series B Preferred Stock");

      WHEREAS, in accordance with Section 3.04 of the Agreement, upon the issuance of any such shares of Series B Preferred Stock, the General Partner will contribute the net cash proceeds from such issuance to the QRS, which will contribute such net cash proceeds to the Partnership in exchange for a number of Partnership Preferred Units equal to the number of shares of Series B Preferred Stock so issued, which Partnership Preferred Units shall have designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of the Series B Preferred Stock, except as otherwise set forth herein; and

      WHEREAS, pursuant to Section 3.03(a) of the Agreement, the General Partner is authorized to determine the relative rights and powers of such Partnership Preferred Units in its sole discretion.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

      1. The Agreement is hereby amended by the addition of a new exhibit, entitled "EXHIBIT D", in the form attached hereto, which shall be attached to and made a part of the Agreement.

     2. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above,

                                 GENERAL PARTNER:
                                 HOME PROPERTIES OF NEW YORK, INC.

                                 By /s/ David P. Gardner
                                      Name  David P. Gardner
                                      Title:  Vice President

                              EXHIBIT D

                PARTNERSHIP UNIT DESIGNATION OF THE SERIES B PARTNERSHIP PREFERRED UNITS OF HOME PROPERTIES OF NEW YORK, L.P.

      1. NUMBER OF UNITS AND DESIGNATION.

     A class of Partnership Preferred Units is hereby designated as "Series B Partnership Preferred Units," and the number of Partnership Preferred Units constituting such series shall be 2,000,000.

      2. DEFINITIONS.

     For purposes of the Series B Partnership Preferred Units, the following terms shall have the meanings indicated in this Section 2, and capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement:

     "AGREEMENT" shall mean the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of September 23, 1997, as amended.

     "CALL DATE" shall have the meaning set forth in paragraph (a) of Section 5 of this EXHIBIT D.

     "COMMON Stock" shall mean the Common Stock, $0.01 par value per share, of the General Partner or such shares of the General Partner's capital stock into which outstanding shares of Common Stock shall be reclassified.

     "DISTRIBUTION PAYMENT DATE" shall mean any date on which cash dividends are paid on all outstanding shares of the Series B Preferred Stock.

     "JUNIOR PARTNERSHIP  UNITS"  shall have the meaning set forth in paragraph
     (c) of Section 9 of this EXHIBIT D.

     "PARITY PARTNERSHIP UNITS" shall  have  the meaning set forth in paragraph
     (b) of Section 9 of this EXHIBIT D.

     "PARTNERSHIP" shall mean Home Properties of New York, L.P., a New York limited partnership.

     "REPURCHASE  DATE " SHALL have the meaning set forth in paragraph  (a)  of
     Section 6 of this Exhibit D.

      "SERIES B ARTICLES SUPPLEMENTARY " MEANS the Articles Supplementary to the Amended and restated Articles of Incorporation of the General Partner, dated September 29, 1999, designating the Series B Preferred Stock.

      "PARTNERSHIP COMMON UNITS" shall mean a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Section 3.01 and 3.02 of the Agreement.

      "SENIOR  PARTNERSHIP UNITS" shall have the meaning set forth in paragraph
     (a) of Section 8 of this Exhibit D.

      "SERIES B PARTNERSHIP PREFERRED UNIT" means a Partnership Preferred Unit with the designations, preferences and relative, participating, optional or other special rights, powers and duties as are set forth in this Exhibit D. It is the intention of the General Partner that each Series B Partnership Preferred Unit shall be substantially the economic equivalent of one share of Series B Preferred Stock.

      "SERIES B PREFERRED STOCK" means the Series B Convertible Cumulative Preferred Stock, par value $0.01 per share, of the General Partner, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption set forth in the Series B Articles Supplementary.

      3 DISTRIBUTIONS.

           On every Distribution Payment Date, the holders of Series B Partnership Preferred Units shall be entitled to receive distributions payable in cash in an amount per Series B Partnership Preferred Unit equal to the per share dividend payable on the Series B Preferred Stock on such Distribution Payment Date. Each such distribution shall be payable to the holders of record of the Series B Partnership Preferred Units, as they appear on the records of the Partnership at the close of business on the record date for the dividend payable with respect to the Series B Preferred Stock on such Distribution Payment Date. Holders of Series B Partnership Preferred Units shall not be entitled to any distributions on the Series B Partnership Preferred Units, whether payable in cash, property or stock, except as provided herein.

      4. LIQUIDATION PREFERENCE.

           (a) In the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, before any payment or distribution of the Partnership (whether capital, surplus or otherwise) shall be made to or set apart for the holders of Junior Partnership Units, the holders of Series B Partnership Preferred Units shall be entitled to receive Twenty-Five Dollars ($25) per Series B Partnership Preferred Unit (the "Liquidation Preference"), plus an amount per Series B Partnership Preferred Unit equal to all dividends (whether or not declared) accumulated, accrued and unpaid on one share of Series B Preferred Stock to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. Until the holders of the Series B Partnership Preferred Units have been paid the Liquidation Preference in full, plus an amount equal to all dividends (whether or not declared) accumulated, accrued and unpaid on the Series B Preferred Stock to the date of final distribution to such holders, no payment shall be made to any holder of Junior Partnership Units upon the liquidation, dissolution or winding up of the Partnership. If, upon any liquidation, dissolution or winding up of the Partnership, the assets of the Partnership, or proceeds thereof. distributable among the holders of Series B Partnership Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Partnership Units, then such assets, or the proceeds thereof, shall be distributed among the holders of Series B Partnership Preferred Units and any such Parity Partnership Units ratably in the same proportion as the respective amounts that would be payable on such Series B Partnership Preferred Units and any such other Parity Partnership Units if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Partnership with one or more partnerships, or (ii) a sale or transfer of all or substantially all of the Partnership's assets shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership.

           (b) Upon any liquidation, dissolution or winding up of the Partnership, after payment shall have been made in full to the holders of Series B Partnership Preferred Units and any Parity Partnership Units, as provided in this Section 4, any other series or class or classes of Junior Partnership Units shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series B Partnership Preferred Units and any Parity Partnership Units shall not be entitled to share therein.

      5. REDEMPTION.

      Series  B  Partnership  Preferred  Units   shall  be  redeemable  by  the
Partnership as follows:

           (a) At any time that the General Partner exercises its right to redeem all or any of the shares of Series B Preferred Stock, the General Partner shall cause the Partnership to redeem an equal number of Series B Partnership Preferred Units, at a redemption price per Series B Partnership Preferred Unit equal to the same price paid by the General Partner to redeem the Series B Preferred Stock, and such price shall be paid in the same manner as paid by the General Partner for the Series B Preferred Stock redeemed on the same date as the date of redemption of the Series B Preferred Stock (the "Call Date"), in the manner set forth herein; provided, however, that in the event of a redemption of Series B Partnership Preferred Units, if the Call Date occurs after a dividend record date for the Series B Preferred Stock and on or prior to the related Distribution Payment Date, the distribution payable on such Distribution Payment Date in respect of such Series B Partnership Preferred Units called for redemption shall be payable on such Distribution Payment Date to the holders of record of such Series B Partnership Preferred Units on the applicable dividend record date, and shall not be payable as part of the redemption price for such Series B Partnership Preferred Units.

      (b) If the Partnership shall redeem Series B Partnership Preferred Units pursuant to paragraph (a) of this Section 5, from and after the Call Date (unless the Partnership shall fail to make available the amount of cash or other forms of consideration necessary to effect such redemption), (i) except for payment of the redemption price, the Partnership shall not make any further distributions on the Series B Partnership Preferred Units so called for redemption, (ii) said units shall no longer be deemed to be outstanding, and
(iii) all rights of the holders thereof as holders of Series B Partnership Preferred Units of the Partnership shall cease except the rights to receive the cash payable upon such redemption, without interest thereon; provided, however, that if a Call Date occurs after a dividend record date for the Series B Preferred Stock and on or prior to the related Distribution Payment Date, the full distribution payable on such Distribution Payment Date in respect of such Series B Partnership Preferred Units called for redemption shall be payable on such Distribution Payment Date to the holders of record of such Series B Partnership Preferred Units on the applicable dividend record date notwithstanding the prior redemption of such Series B Partnership Preferred Units. No interest shall accrue for the benefit of the holders of Series B Partnership Preferred Units to be redeemed on any cash set aside by the Partnership.

      6. REPURCHASE

           Series B Partnership Preferred Units shall be repurchased by the Partnership if a "Fundamental Change" or "REIT Termination Event" (as such terms are defined in the Series B Articles Supplementary) occurs and the General Partner is required to repurchase any of the shares of Series B Preferred Stock.

      (a) At the time that the General Partner repurchases any of the shares of Series B Preferred Stock, the General Partner shall cause the Partnership to repurchase an equal number of Series B Partnership Preferred Units, at a price per Series B Partnership Preferred Unit equal to the Repurchase Price specified in the Series B Articles Supplementary for the shares of Series B Preferred Stock, and such price shall be paid in the same manner as paid by the General Partner for the Series B Preferred Stock repurchased on the same date as the date of repurchase of the Series B Preferred Stock (the "Repurchase Date"), in the manner set forth herein; provided, however, that in the event of a repurchase of Series B Partnership Preferred Units, if the Repurchase Date occurs after a dividend record date for the Series B Preferred Stock and on or prior to the related Distribution Payment Date, the distribution payable on such Distribution Payment Date in respect of such Series B Partnership Preferred Units to be repurchased shall be payable on such Distribution Payment Date to the holders of record of such Series B Partnership Preferred Units on the applicable dividend record date, and shall not be payable as part of the Repurchase Price for such Series B Partnership Preferred Units.

      (b) If the Partnership shall repurchase Series B Partnership Preferred Units pursuant to paragraph (a) of this Section 6, from and after the Repurchase Date (unless the Partnership shall fail to make available the amount of cash or other forms of consideration necessary to effect such redemption),
(i) except for payment of the redemption price, the Partnership shall not make any further distributions on the Series B Partnership Preferred Units so called for redemption, (ii) said units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series B Partnership Preferred Units of the Partnership shall cease except the rights to receive the cash payable upon such repurchase, without interest thereon; provided, however, that if a Repurchase Date occurs after a dividend record date for the Series B Preferred Stock and on or prior to the related Distribution Payment Date, the full distribution payable on such Distribution Payment Date in respect of such Series B Partnership Preferred Units called for redemption shall be payable on such Distribution Payment Date to the holders of record of such Series B Partnership Preferred Units on the applicable dividend record date notwithstanding the prior redemption of such Series B Partnership Preferred Units. No interest shall accrue for the benefit of the holders of Series B Partnership Preferred Units to be redeemed on any cash set aside by the Partnership.

      7. STATUS OFREACQUIRED UNITS.

      All Series B Partnership Preferred Units which shall have been issued and reacquired in any manner by the Partnership shall be deemed cancelled.

      8. CONVERSION.

      Series B Partnership Preferred Units shall be convertible as follows:

           (a) Upon any conversion of shares of Series B Preferred Stock into shares of Common Stock, the General Partner shall cause a number of Series B Partnership Preferred Units equal to the number of such converted shares of Series B Preferred Stock to be converted by the holders thereof into Partnership Common Units. The conversion ratio in effect from time to time for the conversion of Series B Partnership Preferred Units into Partnership Common Units pursuant to this Section 8 shall at all times be equal to, and shall be automatically adjusted as necessary to reflect, the conversion ratio in effect from time to time for the conversion of Series B Preferred Stock into Common Stock.

           (b) In  the  event  of  a  conversion  of  any  Series B Partnership
Preferred Units, the Partnership shall make a cash payment to the holder thereof equal to the cash payment required to be made by the General Partner to the holder of the shares of Series B Preferred Stock the conversion of which required the conversion of such Series B Partnership Preferred Units. Holders of Series B Partnership Preferred Units at the close of business on a distribution payment record date shall be entitled to receive the distribution payable on such units on the corresponding Distribution Payment Date notwithstanding the conversion thereof following such distribution payment record date and prior to such Distribution Payment Date. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions on converted units or for distributions on the Partnership Common Units issued upon such conversion. Each conversion of Series B Partnership Preferred Units into Partnership Common Units shall be deemed to have been effected at the same time and date that the corresponding conversion of Series B Preferred Stock into Common Stock is deemed to have been effected.

           (c) No fractional Partnership Common Units shall be issued upon conversion of Series B Partnership Preferred Units. Instead of any fractional Partnership Common Units that would otherwise be deliverable upon the conversion of Series B Partnership Preferred Units, the Partnership shall pay to the holder of such converted units an amount in cash equal to the cash payable to a holder of an equivalent number of converted shares of Series B Preferred Stock in lieu of fractional shares of Common Stock.

           (d) The Partnership will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of (i) the issue or delivery of Partnership Common Units or other securities or property on conversion or redemption of Series B Partnership Preferred Units pursuant hereto, and (ii) the issue or delivery of Common Stock or other securities or property on conversion or redemption of Series B Preferred Stock pursuant to the terms hereof.

      9.  RANKING.

      Any class or series of Partnership Units of the Partnership shall be deemed to rank:

           (a) prior or senior to the Series B Partnership Preferred Units, as to the payment of distributions and as to distributions of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series B Partnership Preferred Units ("Senior Partnership Units");

           (b) on a parity with the Series B Partnership Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof be different from those of the Series B Partnership Preferred Units if the holders of such class or series of Partnership Units and the Series B Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other (the Partnership Units referred to in this paragraph being hereinafter referred to as "Parity Partnership Units"), and

           (c) junior to the Series B Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series of Partnership Units shall be Partnership Common Units or the holders of Series B Partnership Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series of Partnership Units (the Partnership Units referred to in this paragraph being hereinafter referred to, collectively, as "Junior Partnership Units").

      10. SPECIAL ALLOCATIONS.

           (a) Gross income and, if necessary, gain shall be allocated to the holders of Series B Partnership Preferred Units for any Fiscal Year (and, if necessary, subsequent Fiscal Years) to the extent that the holders of Series B Partnership Preferred Units receive a distribution on any Series B Partnership Preferred Units (other than an amount included in any redemption pursuant to Section 5 hereof) with respect to such Fiscal Year.

           (b) If any Series B Partnership Preferred Units are redeemed pursuant to Section 5 hereof, for the Fiscal Year that includes such redemption (and, if necessary, for subsequent Fiscal Years) (a) gross income and gain (in such relative proportions as the General Partner in its discretion shall determine) shall be allocated to the holders of Series B Partnership Preferred Units to the extent that the redemption amounts paid or payable with respect to the Series B Partnership Preferred Units so redeemed exceeds the aggregate Capital Contributions (net of liabilities assumed or taken subject to by the Partnership) per Series B Partnership Preferred Unit allocable to the Series B Partnership Preferred Units so redeemed and (b) deductions and losses (in such relative proportions as the General Partner in its discretion shall determine) shall be allocated to the holders of Series B Partnership Preferred Units to the extent that the aggregate Capital Contributions (net of liabilities assumed or taken subject to by the Partnership) per Series B Partnership Preferred Unit allocable to the Series B Partnership Preferred Units so redeemed exceeds the redemption amount paid or payable with respect to the Series B Partnership Preferred Units so redeemed.

      11. RESTRICTIONS ON OWNERSHIP.

     The Series B Partnership Preferred Units shall be owned and held solely by the General Partner or the QRS.

      12. VOTE REQUIRED FOR AMENDMENT, MERGER, CONSOLIDATION, ETC.

     So long as any Series B Partnership Preferred Units are outstanding, in addition to any other vote or consent required by law or by the Agreement, the affirmative vote of at least 66-2/3% of the holders of the Series B Partnership Preferred Units, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

           (a) Any amendment, alteration or repeal of any of the provisions of the Agreement, the Amendment, or this Exhibit D thereto, that materially and adversely affects the powers, rights or preferences of the holders of the shares of Series B Partnership Preferred Units; PROVIDE , HOWEVER, that the amendment of the provisions of the Agreement so as to authorize or create or to increase the authorized amount of, any Junior Partnership Units, or other Units that are not senior in any respect to the Series B Partnership Preferred Units or any Parity Partnership Units shall not be deemed to materially adversely affect the powers, rights or preferences of the holders of Series B Partnership Preferred Units; or

           (b) An exchange that affects the Series B Partnership Preferred Units, a consolidation with or merger of the Partnership into another entity, or a consolidation with or merger of another entity into the Partnership, unless in each such case each Series B Partnership Preferred Unit (i) shall remain outstanding without a material and adverse change to its terms and rights or (ii) shall be converted into or exchanged for convertible preferred securities of the surviving entity having preferences, conversion or other rights, powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption thereof identical to that of a Series B Partnership Preferred Unit (except for changes that, do not materially and adversely affect the holders of the Series B Partnership Preferred Units); or

           (c) The authorization, reclassification or creation of, or the increase in the authorized amount of, any Units of any series, or any security convertible into Units of any series, ranking prior to the Series B Partnership Preferred Units in the distribution of assets on any liquidation, dissolution or winding up of the Partnership or in the payment of distributions; or

           (d) Any increase in the authorized amount of Series B Partnership Preferred Units or decrease in the authorized amount of Series B Partnership Preferred Units below the number of Series B Partnership Preferred Units then issued and outstanding;

PROVIDED, however, that no such vote of the holders of Series B Partnership Preferred Units shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior Units or convertible security is to be made, as the case may be, provision is made for the redemption or repurchase of all Series B Partnership Preferred Units at the time outstanding to the extent such redemption or repurchase is authorized by Section 5 hereof.

     For purposes of the foregoing provisions of this Section 12, each Series B Partnership Preferred Unit shall have one (1) vote, except that when any other series of Preferred Units shall have the right to vote with the Series B Partnership Preferred Units as a single class on any matter, then the Series B Partnership Preferred Units and such other series shall have with respect to such matters one (1) vote per $25.00 of stated liquidation preference. Except as otherwise required by applicable law or as set forth herein, the Series B Partnership Preferred Units shall not have any relative, participating, optional or other special voting rights and powers other than as set forth herein, and the consent of the holders thereof shall not be required for the taking of any Partnership action.

      13. GENERAL

           (a) The ownership of Series B Partnership Preferred Units may (but need not, in the sole and absolute discretion of the General Partner) be evidenced by one or more certificates. The General Partner shall amend Exhibit A to the Agreement from time to time to the extent necessary to reflect accurately the issuance of, and subsequent conversion, redemption, or any other event having an effect on the ownership of, Series B Partnership Preferred Units.

           (b) The rights of the General Partner and the QRS, in their capacity as holders of the Series B Partnership Preferred Units, are in addition to and not in limitation of any other rights or authority of the General Partner or the QRS, respectively, in any other capacity under the Agreement or applicable law. In addition, nothing contained herein shall be deemed to limit or otherwise restrict the authority of the General Partner or the QRS under the Agreement, other than in their capacity as holders of the Series B Partnership Preferred Units.

           14. ECONOMIC EQUIVALENCY.

           Notwithstanding any other provision of this EXHIBIT D, the shares of Series B Preferred Stock and the Series B Partnership Preferred Units are intended to be substantially equivalent in distributions and other payments. In the event that any provision of this EXHIBIT D would result in a different distribution or other payments being made to the holder of a Series B Partnership Preferred Units than to a holder of a share of Series B Preferred Stock, this Exhibit D shall be deemed automatically amended to conform to the terms of the Series B Articles Supplementary with respect to such distribution or other payment.

                                August 17, 1999
                                  SCHEDULE A

                       HOME PROPERTIES OF NEW YORK, L.P.
                   PARTNERS, UNITS AND PERCENTAGE INTERESTS

                                GENERAL PARTNER


                                                       Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE     UNITS HELD INTEREST
                             ADDRESS

Home Properties of
New York, Inc.               850 Clinton Square       347,568.539   1.00000%
                             Rochester, New York 14604

                               LIMITED PARTNERS


                                                      Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE    UNITS HELD INTEREST
                             ADDRESS

Home Properties Trust        850 Clinton Square    18,678,296.360  53.73989%
                             Rochester, New York 14604

Home Leasing Corporation     850 Clinton Square       429,376       1.23537%
                             Rochester, New York 14604

Leenhouts Ventures           850 Clinton Square         8,010       0.02305%
                             Rochester, New York 14604

Norman P. Leenhouts          850 Clinton Square           467       0.00134%
                             Rochester, New York 14604

Nelson B. Leenhouts          850 Clinton Square           219       0.00063%
                             Rochester, New York 14604

Arlene Z. Leenhouts          850 Clinton Square        50,000       0.14386%
                             Rochester, New York 14604

Nancy E. Leenhouts           850 Clinton Square        50,000       0.14386%
                             Rochester, New York 14604

Amy L. Tait                  850 Clinton Square        11,195       0.03221%
                             Rochester, New York 14604

Amy L. Tait and              850 Clinton Square         2,548       0.00733%
Robert C. Tait               Rochester, New York 14604

Ann M. McCormick             850 Clinton Square           565       0.00163%
                             Rochester, New York 14604

Ann M. McCormick and         850 Clinton Square         1,737      0.00500%
Patrick M. McCormick         Rochester, New York 14604

David P. Gardner             850 Clinton Square         3,506      0.01009%
                             Rochester, New York 14604

William E. Beach             850 Clinton Square         2,433      0.00700%
                             Rochester, New York 14604

William E. Beach and         850 Clinton Square         3,046      0.00876%
Richelle A. Beach            Rochester, New York 14604

Paul O'Leary                 850 Clinton Square         3,207      0.00923%
                             Rochester, New York 14604


                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE   UNITS HELD   INTEREST
                             ADDRESS

Richard J. Struzzi           850 Clinton Square         2,363     0.00680%
                             Rochester, New York 14604

Robert C. Tait               850 Clinton Square            70     0.00020%
                             Rochester, New York 14604

Timothy A. Florczak          850 Clinton Square           600     0.00173%
                             Rochester, New York 14604

Laurie Leenhouts             850 Clinton Square         6,033     0.01736%
                             Rochester, New York 14604

J. Neil Boger                27 Arlington Drive         1,225     0.00352%
                             Pittsford, New York 14534

Joyce P. Caldarone           162 Anchor Drive           1,225     0.00352%
                             Vero Beach, Florida 32963

Peter L. Cappuccilli, Sr.    605 Genesee Street         6,250     0.01798%
                             Syracuse, New York 13204

Rocco M. Cappuccilli         605 Genesee Street         6,250     0.01798%
                             Syracuse, New York 13204

Linda Wells Davey            17 Green Valley Road       1,225     0.00352%
                             Pittsford, New York 14534

Richard J. Dorschel          32 Whitestone Lane         1,225     0.00352%
                             Rochester, New York 14618

Elizabeth Hatch Dunn         P.O. Box 14261             2,450     0.00705%
                             North Palm Beach, Florida 33408

Jeremy A. Klainer            295 San Gabriel Drive        612     0.00176%
                             Rochester, New York 14610

J. Robert Maney              506 Panorama Trail         2,450     0.00705%
                             Rochester, New York 14625

John A. McAlpin              6270 Bopple Hill Road      1,225     0.00352%
and Mary E. McAlpin          Maples, New York 14512-9771
Trustees or their successors
in trust under the McAlpin
Living Trust, dated January 19,
1999 and any amendments thereto

George E. Mercier            99 Ridgeland Road          1,225     0.00352%
                             Rochester, New York 14623

Harold S. Mercier Trust      c/o Star Bank N.A.         1,225     0.00352%
                             Trustee
                             P.O. Box 1118, ML 7193
                             Cincinnati, OH 45201

Michelle Mercier             99 Ridgeland Road          1,225     0.00352%
                             Rochester, New York 14623

Jack E. Post                 4898 East Lake Road        1,225     0.00352%
                             Rushville, New York 14544





                                                      Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE    UNITS HELD INTEREST
                             ADDRESS

Carolyn M. Steklof           144 Dunrovin Lane          1,225     0.00352%
                             Rochester, New York 14618

William T. Uhlen, Jr.        5556 Vardon Drive          2,450     0.00705%
                             Canandaigua, NY 14424


Lawrence R. Brattain         1200 Edgewater Drive         500     0.00144%
                             Apartment 907
                             Lakewood, OH 44107

C. Terence Butwid            850 Clinton Square         4,246     0.01222%
                             Rochester, New York 14604

C.O.F. Inc.                  850 Clinton Square       332,681     0.95717%
                             Rochester, New York 14604

Conifer Development, Inc.    850 Clinton Square        20,738     0.05967%
                             Rochester, New York 14604

Crossed Family Partnership   850 Clinton Square         7,200     0.02072%
                             Rochester, New York 14604

Richard J. Crossed           850 Clinton Square        68,021     0.19571%
                             Rochester, New York 14604

Kathleen M. Dunham           850 Clinton Square           200     0.00058%
                             Rochester, New York 14604

John H. Fennessey            850 Clinton Square        30,700     0.08833%
                             Rochester, New York 14604

Timothy D. Fournier          850 Clinton Square         7,600     0.02187%
                             Rochester, New York 14604

Barbara Lopa                 850 Clinton Square           100     0.00029%
                             Rochester, New York 14604

Peter J. Obourn              850 Clinton Square         30,700     0.08833%
                             Rochester, New York 14604

John Oster                   850 Clinton Square          4,595     0.01322%
                             Rochester, New York 14604

Eric Stevens                 850 Clinton Square            100     0.00029%
                             Rochester, New York 14604

Tamarack Associates          c/o Mr. Timothy D.          2,316     0.00666%
                             Fournier
                             850 Clinton Square
                             Rochester, New York 14604

Tamarack II Associates       850 Clinton Square          2,027     0.00583%
                             Rochester, New York 14604

Burton S. August             11 Woodbury Place           4,246     0.01222%
                             Rochester, New York 14618

Charles J. August            355 Ambassador Drive        4,246     0.01222%
                             Rochester, New York 14610



                                                     Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE   UNITS HELD INTEREST
                             ADDRESS

Robert W. August             35 Woodstone Rise          1,158     0.00333%
                             Pittsford, New York 14534

John H. Cline                35 Vick Park A             2,316     0.00666%
                             Rochester, New York 14607

Ralph DeStephano, Sr.        1249-1/2 Long Pond Road    2,316     0.00666%
                             Rochester, New York 14626

Gerald A. Fillmore           3800 Delano Road           2,316     0.00666%
                             F/B/O Living Trust of G.A.F.
                             Oxford, Michigan 48371

Richard J. Katz, Jr.         136 Spyglass Lane          2,316     0.00666%
                             Jupiter, Florida 33477

The Estate of Esther
Frank Lowenthal              231 Georgian Court         2,316     0.00666%
                             Rochester, New York 14610

Anwer Masood, MD             1445 Portland Avenue       2,316     0.00666%
                             Rochester, New York 14621

Elizabeth W. Pine            3 Mile Post Lane           1,448     0.00417%
                             Pittsford, New York 14534

Ernest Reveal Family Trust   c/o J. Harrison              976     0.00281%
#321001810                   Chase P.O. Box 1412
                             Rochester, New York 14603

Hazel E. Reveal Marital Trust c/o J. Harrison           1,340     0.00386%
#321001860                    Chase P.O. Box 1412
                              Rochester, New York 14603

Gregory J. Riley, MD         9 Beach Flint Way          2,256     0.00649%
                             Victor, New York 14564

Thomas P. Riley              346 Beach Avenue           2,316     0.00666%
                             Rochester, New York 14612

William G. vonberg           8 Old Landmark Drive       2,316     0.00666%
                             Rochester, New York 14618

Howard Weinstein,
Trustee U/T/A                70 Woodland Road           2,316     0.00666%
dated June 2, 1994           Short Hills, New Jersey 07078

Stephen C. Whitney           9 Devonwood Lane             869     0.00250%
                             Pittsford, New York 14534

Mr. and Mrs. Frank Zamiara   136 Mendon-Ionia Road      2,316     0.00666%
                             Mendon, New York 14506


The Joseph A. Cicci
Revocable Trust              109 Wyoming Street        60,000     0.17263%
                             Syracuse, New York 13204

Daniel Solondz               968 Stuyvesant Avenue    261,678     0.75288%
                             Union, New Jersey 07063

Gaby Solondz 1997
Trust dated 9/1/97           28 Fordham Road           25,000     0.07193%
                             Livingston, NJ 07039

                                                     Number of   Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE   UNITS HELD  INTEREST
                             ADDRESS

Philip J. Solondz            P.O. Box 641             236,678     0.68095%
                             500 Morris Avenue,
                             Suite A104
                             Springfield, NJ 07081-0641

Julia Weinstein              308 E. 72nd St., Apt. 3D  56,051     0.16127%
                             New York, New York 10021


CLASS A LIMITED PARTNERSHIP INTERESTS
State Treasurer of the
State of Michigan,           430 West Allegan       1,666,667    4.79522%
Custodian of Michigan        Lansing, Michigan 48922
Public School
Employees' Retirement System, Michigan
State Policy Retirement System and
Michigan Judges' Retirement System
___________________________________________________________

Peter B. Baker               300 Park Street            4,871     0.01401%
                             Haworth, NJ  07641

John F. Barna                11 Hummingbird Lane        5,977     0.01720%
                             Darien, CT 06820

Nadine L. Barna              11 Hummingbird Lane        4,042     0.01163%
                             Darien, CT 06820

Robert E. & Barbara T. Buce  16846 Glynn Drive          1,282     0.00369%
                             Pacific Palisades, CA 90272

Vincent J. Cannella
Living Trust                 14657 Amberleigh Hill Court4,635     0.01334%
                             St. Louis, MO 63017

Andrew J. Capelli            35 Starlight Road          3,344     0.00962%
                             Staten Island, NY 10301

John J. Chopack              202 Hedgemere Drive          444     0.00128%
                             Devon, PA  19333

Harris R. Chorney            43 Mountain Brook Road       705     0.00203%
                             West Hartford, CT 06117

Ralph W. Clermont            2311 Clifton Forge Dr.     1,324     0.00381%
                             St. Louis, MO 63131

Thomas J. Coffey             5 Brampton Road              662     0.00190%
                             Malvern, PA 19355

Barbara G. Collins           2141 Ponus Ridge           1,324     0.00381%
                             New Canaan, CT 06840

Charles T. Collins           684 Fernfield Circle       5,942     0.01710%
                             Wayne, PA 19087

John D. Collins              2141 Ponus Ridge Road      6,227     0.01792%
                             New Canaan, CT  06840

Patricia A. Collins          684 Fernfield Circle         388     0.00112%
                             Wayne, PA 19087





                                                     Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE   UNITS HELD INTEREST
                             ADDRESS

Michael A. Conway            15 Berndale Drive          6,227     0.01792%
                             Westport, CT  06880

Veronica A. Conway           15 Berndale Drive          3,571     0.01027%
                             Westport, CT 06880

Mildred M. Cozine            5 Manchester Court         1,986     0.00571%
                             Morristown, NJ 07960

William J. Cozine            5 Manchester Court         6,663     0.01917%
                             Morristown, NJ 07960

Kenneth Daly                 1359 Shadowoak Drive       1,104     0.00318%
                             Malvern, PA 19355

Anthony J. Del Tufo          29 Fox Glen Drive            462     0.00133%
                             Stamford, CT 06903

Jack C. Dixon                16 Lands End Drive         3,589     0.01033%
                             Greensboro, NC 27408-3841

Priscilla M. Elder           230 Sundial Court          5,788     0.01665%
                             Vero Beach, FL 32963-3469

Doris E. Ficca               415 Lancaster Avenue,        776     0.00223%
                             Unit 8
                             Haverford, PA 19041

John J. Ficca, Jr.           415 Lancaster Avenue      10,150     0.02920%
                             Unit 8
                             Haverton, PA 19041

John & Doris Ficca           415 Lancaster Avenue,      2,295     0.00660%
                             Unit 8
                             Haverford, PA 19041

Alfred W. Fiore              27 Copper Beach Road         444     0.00128%
                             Greenwich, CT 06830

Carol T. Fish                38 Cedar Knoll Road        6,006     0.01728%
                             Cockeysville, MD 21030

Jeffrey Fish                 38 Cedar Knoll Road          450     0.00129%
                             Cockeysville, MD 21030

Joseph H. Fisher             345 W. Mountain Road      10,600     0.03050%
                             West Simsbury, CT 06092

John A. Flack                89  Perkins Road             642     0.00185%
                             Grenwich, CT  06830

F. David Fowler              9724 Beman Woods Way       1,821     0.00524%
                             Potomac, MD 20854

Freedom House Foundation     P.O. Box 67                  100     0.00029%
                             Glen Gardner, NJ 08826-0367

James L. Goble               10260 Strait Lane         11,228     0.03230%
                             Dallas, TX  75229




                                                    Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE  UNITS HELD INTEREST
                             ADDRESS

LaVonne B. Graese            Diane M. Graese, Trustee  49,321     0.14190%
Grantor Retained Annuity     1704 Cordoba Canyon Street
Trust dated 3/31/99          Las Vegas, Nevada 89117

James J. Grifferty           57 Woods Lane             23,515     0.06766%
                             Scarsdale, NY 10583

John M. Guinan               4 Denford Drive              778     0.00224%
                             Newtown Square, PA 19073

M. Candace Guinan            4 Denford Drive              773     0.00222%
                             Newtown Square, PA 19073

William A. Hasler            102 Golden Gate Avenue       923     0.00266%
                             Belvedere, CA 94920

Maxine S. Holton             12861 Marsh Landing        6,418     0.01847%
                             Palm Beach Gardens, FL 33418

Thomas L. Holton             12861 Marsh Landing        8,136     0.02341%
                             Palm Beach Gardens, FL 33418

Charles T. Hopkins           104 Wood Spring Road       6,202     0.01784%
                             Box 443
                             Gwynedd Valley, PA 19437

Robert D. Huth               44 W. Lancaster Avenue       571     0.00164%
                             Ardmore, PA 19003

Richard Isserman             165 W. 66th Street         4,428     0.01274%
                             Apartment 21B
                             New York, New York 10023

Thomas F. Keaveney           1420 Regatta Drive         8,016     0.02306%
                             Wilmington, NC  28405

Patrick W. Kenny             33 Fulton Place              642     0.00185%
                             West Hartford, CT 06107

Frank Kilkenny               42 Highland Circle         5,884     0.01693%
                             Bronxville, NY 10708

Janet T. Klion               25 Bailiwick Road          7,608     0.02189%
                             Greenwich, CT  06831

Howard J. Krongard           9 Cornell Way              8,387     0.02413%
                             Upper Montclair, NJ 07043

Louis E. Levy                26 Farmstead Road         15,586     0.04484%
                             Short Hills, NJ  07078

Sandra H. Levy               26 Farmstead Road          3,000     0.00863%
                             Short Hills, NJ  07078

RJL Marital Trust I          c/o William E. Logan       2,835     0.00816%
                             3613 Sarah Drive
                             Wantagle, NY 11793






                                                     Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE   UNITS HELD INTEREST
                             ADDRESS

Jerome Lowengrub             7 Lee Terrace              7,111     0.02046%
                             Short Hills, NJ  07078

Kelly Lowengrub Custodian    30 Randall Shea Drive        200     0.00058%
for Kaycee Lowengrub         Swansea, MA 02777-2912

Kelly Lowengrub Custodian    30 Randall Shea Drive        200     0.00058%
for Kate Lowengrub           Swansea, MA 02777-2912

Kelly Lowengrub Custodian    30 Randall Shea Drive        150     0.00043%
for Kristopher Lowengrub     Swansea, MA 02777-2912

Kelly Lowengrub              30 Randall Shea Drive        200     0.00058%
                             Swansea, MA  02777-2912

Kenneth Lowengrub            30 Randall Shea Drive        200     0.00058%
                             Swansea, MA  02777-2912

Michael C. Lowengrub Custodian 3 Shoreham Drive West      200     0.00058%
for Robin Lowengrub            Dix Hills, NY 11746-6510

Michael C. Lowengrub Custodian 3 Shoreham Drive West      400     0.00115%
for Jason Lowengrub            Dix Hills, NY 11746-6510

Nancy Lowengrub, custodian for 3 Shoreham Drive, West     150     0.00043%
Robin Lowengrub                Dix Hills, NY 11746

Roderick C. McGeary          1911 Waverly Street        3,710     0.01067%
                             Palo Alto, CA 94301

Ingunn T. McGregor           Two Cherry Lane            8,335     0.02398%
                             Old Greenwich, CT 06870-1902

Michael Meltzer              6362 Innsdale Drive          887     0.00255%
                             Los Angeles, CA 90068

Martin F. Mertz              256 S. Bald Hill Road      7,551     0.02173%
                             New Canaan, CT  06840

Bernard J. Milano            134 MacIntyre Lane           662     0.00190%
                             Allendale, NJ  07401

Burton M. Mirsky             21 Woodcrest Drive         4,216     0.01213%
                             Morristown, NJ  07960

Herbert E. Morse             18 Porters Cove Road         897     0.00258%
                             Hingham, MA 02043

Thomas J. Murphy             208 N. Edmonds Avenue        923     0.00266%
                             Havertown, PA 19083

Mary Jane & Jay Patchen      9406 Mary Tucker Cove      1,324     0.00381%
                             Memphis, TN 38133

Michael C. Plansky           156 Beach Avenue             802     0.00231%
                             Larchmont, NY 10538






                                                    Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE  UNITS HELD INTEREST
                             ADDRESS

James T. & Dorothy Powers    9870 Huntcliff Trace       4,158     0.01196%
                             Atlanta, GA 30350

Henry A. Quinn               603 Benson House         145,383     0.41829%
                             Rosemont, PA  19010

Michael G. Regan             14 Brenner Place          10,984     0.03160%
                             Demarest, NJ 07627

Lavoy Robison                1001 Green Oaks Drive      2,469     0.00710%
                             Littleton, CO 80121

Eugene G. Schorr             KPMG Peat Marwick            444     0.00128%
                             345 Park Avenue
                             New York, NY  10154

David M. Seiden              29 Hampton Road              314     0.00090%
                             Scarsdale, NY 10583

William Simon                KPMG Peat Marwick         12,212     0.03514%
                             725 South Figueroa Street
                             Los Angeles, CA 90017

Dorothy L. Shanahan          123 Rotary Drive           3,711     0.01068%
                             Summit, NJ 07901

John T. Shanahan             123 Rotary Drive          16,442     0.04731%
                             Summit, NJ  07901

Dallas E. Smith              78083 Foxbrook Lane          222     0.00064%
                             Palm Desert, CA 92211-1229

Edward F. Smith              1031 Lawrence Avenue       2,194     0.00631%
                             Westfield, NJ 07090

Harold I. Steinberg Revocable 1221 Ranleigh Road        2,855     0.00821%
Inter Vivos Trust under agreement McLean, VA 22101
dated 5/24/91

Denis J. Taura               90 Montadale Drive         8,892     0.02558%
                             Princeton, NJ  08540

Shaileen & Timothy Tracy     111 Lampwick Lane          1,100     0.00316%
                             Fairfield, CT 06430

Timothy P. Tracy
Pension Trust                111 Lampwick Lane          1,552     0.00447%
                             Fairfield, CT 06430

Edward W. Trott              KPMG Peat Marwick          4,176     0.01201%
                             767 Fifth Avenue
                             New York, NY 10153

United Jewish Appeal of
MetroWest                    901 Route 10                 100     0.00029%
                             Whippany, NJ 07981-1156

Estate of William F.
VanFossan                    8576 Woodbriar Drive       1,571     0.00452%
                             Sarasota, FL  34238

Katharine E. Van Riper       57 Foremost Mountain Rd    9,311     0.02679%
                             Montville, NJ 07045



                                                     Number of   Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE   UNITS HELD  INTEREST
                             ADDRESS

Eileen M. Walsh              3045 Grand Concourse         449     0.00129%
                             Apartment F-4
                             Bronx, NY 10468

Lillian D. Walsh             29986 Maple View Drive     2,835     0.00816%
                             Rainier, OR 97048

Sam Yellen                   22433 Oxnard Street        9,938     0.02859%
                             Woodland, CA 91367

Thomas J. Yoho               12 Indian Rock Lane        1,572     0.00452%
                             Greenwich, CT 06830
___________________________________________________________

B&L Realty Investments       21790 Coolidge Highway    33,560     0.09656%
  Limited Partnership        Oak Park, MI 48237

Berger/Lewiston Associates   21790 Coolidge Highway 1,076,594     3.09750%
  Limited Partnership        Oak Park, MI 48237

Big Beaver-Rochester
  Properties                 21790 Coolidge Highway   528,348     1.52013%
  Limited Partnership        Oak Park, MI 48237

Century Realty Investment
  Company                    21790 Coolidge Highway    99,195     0.28540%
  Limited Partnership        Oak Park, MI 48237

Greentrees Apartments        21790 Coolidge Highway   275,905     0.79381%
  Limited Partnership        Oak Park, MI 48237

Kingsley-Moravian Company    21790 Coolidge Highway   376,288     1.08263%
  Limited Partnership        Oak Park, MI 48237

Stephenson-Madison Heights
  Company                    21790 Coolidge Highway   104,541     0.30078%
  Limited Partnership        Oak Park, MI 48237

Southpointe Square Apartments 21790 Coolidge Highway  155,623     0.44775%
  Limited Partnership         Oak Park, MI 48237

Woodland Garden Apartments   21790 Coolidge Highway   319,860     0.92028%
  Limited Partnership        Oak Park, MI 48237

___________________________________________________________

John M. DiProsa              32 Sydenham Road           6,150     0.01769%
                             Rochester, NY 14609

Claude S. Fedele             12 Beckenham Lane         23,765     0.06838%
                             Fairport, NY 14450

Gabriel W. Gruttadaro        6 Powder Mill Drive       11,150     0.03208%
                             Pittsford, NY 14534

Anthony M. Julian            204 Angelus Drive          5,575     0.01604%
                             Rochester, NY 14622

Natalie M. Julian            204 Angelus Drive          5,575     0.01604%
                             Rochester, NY 14622

Joanne M. Lobozzo            756 Rock Beach Road      165,188     0.47527%
                             Rochester, NY 14617


                                                      Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE    UNITS HELD INTEREST
                             ADDRESS

Geraldine B. Lynch           92 Eagle Ridge Circle      3,922     0.01128%
                             Rochester, NY 14617

Michael E. McCusker and
Elaine R. McCusker           7974 Oak Brook Circle     31,687     0.09117%
Trustees under the Michael E.Pittsford, NY 14534 and Elaine R. McCusker Living
Trust dated August 30, 1994

Jack P. Schifano             916 Highland Trails Avenue 3,961     0.01140%
                             Henderson, NV 89015
___________________________________________________________

Stephen W. Hall              P.O. Box 370068           92,889     0.26725%
                             Las Vegas, NV 89137-0068

Donald H. Schefmeyer         63262 Orange Road        101,782     0.29284%
                             South Bend, IN 46614
___________________________________________________________

Beverly B. Bernstein         P.O. Box 25370            72,304     0.20803%
                             Washington, DC 20007

The Estate of Samuel Selsky  1801 East Jefferson St.   47,282     0.13604%
                             Apartment 608
                             Rockville, MD 20852

Leona Libby Feldman          575 Greensward Lane        4,388     0.01262%
                             Delray Beach, FL 33445

Park Shirlington Apartments  c/o 11501 Huff Court      72,304     0.20803%
 Limited Partnership         N. Bethesda, MD 20895

Lauren Libby Pearce          537 Hilarie Road          21,938     0.06312%
                             St. Davids, PA 19807

Steven M. Reich 1976 Trust   c/o Stephen A. Bodzin     59,313     0.17065%
                             Trustee
                             1156 15th Street, NW
                             Suite 329
                             Washington, DC 20005

Amy S. Rubenstein            252 Collingwood Street    11,627     0.03345%
                             San Francisco, CA 94114

Barton S. Rubenstein         4003 Underwood Street     13,689     0.03939%
                             Chevy Chase, MD 20815

Beth Dana Rubenstein         451 29th Street           13,689     0.03939%
                             San Francisco, CA 94131

Trust U/W Daryl R. Rubenstein c/o David Osnos           2,062     0.00593%
 F/B/O Amy Sara Rubenstein    1050 Connecticut Avenue, NW
                              Washington, DC 20036

Lee G. Rubenstein             4915 Linnean Avenue, NW   2,808     0.00808%
                              Washington, DC 20008






                                                       Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE     UNITS HELD INTEREST
                             ADDRESS

Sarah Selsky                 1801 East Jefferson St    42,779     0.12308%
                             Apartment 608
                             Rockville, MD 20852

Tower Capital, LLC           11501 Huff Court         279,782     0.80497%
                             N. Bethesda, MD 20895

WHC Associates, LLC          7201 Wisconsin Avenue     83,364     0.23985%
                             Suite 650
                             Bethesda, MD 20814
___________________________________________________________

Merrill Bank                 200 Bradley Place         19,783     0.05692%
                             Apartment 305
                             Palm Beach, FL 33480

Ariel Golden Behr            151 W. 88th Street         1,469     0.00423%
                             New York, NY 10027

Doris Berliner               7 Slade Avenue             2,637     0.00759%
                             Apartment 108
                             Baltimore, MD 21208

Phillip Chmar                7 Slade Avenue             3,830     0.01102%
                             Apartment 713
                             Baltimore, MD 21208

Louis K. Coleman             2508 Guilford Avenue       7,152     0.02058%
                             Baltimore, MD 21218

Mark Dopkin                  6303 Lincoln Avenue          371     0.00107%
                             Baltimore, MD 21209

Paul Goldberg                7111 Park Heights Avenue     509     0.00146%
                             Apartment 712
                             Baltimore, MD 21215

Carol Golden                 P.O. Box 9691              2,486     0.00715%
                             Jerusalem, Israel 91090

Joseph Goldman               5250 Linnean Avenue, NW    3,661     0.01053%
                             Washington, D.C. 20015

Dr. Milton L. Goldman        3240 Patterson Street, NW  8,363     0.02406%
                             Washington, D.C. 20015-1661

Samuel and Esther Hanik      5800 Nicholson Lane       16,582     0.04771%
                             Apartment 1-903
                             Rockville, MD 20852

Muriel Hettleman             1 Slade Avenue             6,906     0.01987%
                             Apartment 203
                             Baltimore, MD 21208








                                                      Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE    UNITS HELD INTEREST
                             ADDRESS

Charles Heyman               3409 Old Post Drive        1,406     0.00405%
                             Baltimore, MD 21208

Samuel Hillman Marital Trust NationsBank                9,758     0.02808%
                             c/o Anne Weisner
                             P.O. Box 830151
                             Dallas, TX 75283

Samuel Hillman Residuary Trust NationsBank              9,758     0.02808%
                               c/o Nancy Politsch
                               100 S. Charles Street
                               Baltimore, MD 21201-2713

Marvin A. Jolson             7812 Ridge Terrace         1,018     0.00293%
                             Baltimore, MD 21208

Hilda Kaplan, Trustee
u/r/d/t/d 10/18/99           7111 Park Heights Avenue   6,500     0.01870%
                             Apartment 110
                             Baltimore, MD 21215

Isadore Kaplan Revocable Trust 7111 Park Heights Ave.   9,324     0.02683%
                               Apartment 110
                               Baltimore, MD 21215

Milton Klein                 1 Slade Avenue             7,305     0.02102%
                             Apartment 706
                             Baltimore, MD 21208

Dr. Lee Kress                417 Barby Lane             7,152     0.02058%
                             Cherry Hill, NJ 08003

Richard & Cheryl Kress       15 W. Aylesbery Road       7,152     0.02058%
                             Suite 700
                             Timonium, MD 21093

William Kress Marital Trust  c/o Richard Kress         60,305     0.17351%
                             Trustee
                             15 W. Aylesbery Road
                             Suite 700
                             Timonium, MD 21093

Elmer W. Leibensperger       1900 Dumont Court            859     0.00247%
                             Timonium, MD 21093

Merrill & Natalie S. Levy    5906 Eastcliff Drive       2,637     0.00759%
                             Baltimore, MD 21209

Gertrude Myerberg            2227 Ibis Isle Road East  14,611     0.04204%
                             Palm Beach, FL 33480

Bertha Pollack               7420 Westlake Terrace,     2,486     0.00715%
                             #1209
                             Bethesda, MD 20817

Lawrence E. Putnam
Family Trust                 3241 Worthington St.NW     5,424     0.01561%
                             Washington, DC 20015

Stephen F. Rosenberg         3 Greenwood Place            367     0.00106%
                             Suite 307
                             Baltimore, MD 21208

Z. Valeere Sass, Trustee     758 Regency Lakes Drive    2,637     0.00759%
                             E501
                             Boca Raton, FL 33433

                                                      Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE    UNITS HELD INTEREST
                             ADDRESS

Isidore Schnaper             11 Slade Avenue           10,421     0.02998%
                             Apartment 304
                             Baltimore, MD 21208

M. Gerald Sellman
Revocable Trust              2 Yearling Way            18,347     0.05279%
Agreement dated              Lutherville, MD 21093
November 30, 1998

Dr. Albert Shapiro           100 Sunrise Avenue        13,196     0.03797%
                             Palm Beach, FL 33480

Earle K. Shawe               Shawe & Rosenthal         85,085     0.24480%
                             20 S. Charles Street
                             Baltimore, MD 21201

Rhoda E. Silverman, Trustee  R. Silverman Rev. Trust    1,469     0.00423%
                             3211 Worthington Street, NW
                             Washington, DC 20015

Herbert J. Siegel            20 Pleasant Ridge        417,947     1.20249%
                             Drive, Suite A
                             Owings Mills, MD 21117

Siegel Family, LLLP          c/o Herbert J. Siegel     31,995     0.09205%
                             20 Pleasant Ridge
                             Drive, Suite A
                             Owings Mills, MD 21117

Dr. Edgar Sweren             77 Seminary Farm Road      1,018     0.00293%
                             Timonium, MD 21093

Dr. Myra Jody Whitehouse     1 Staffordshire Road       2,085     0.00600%
                             Cherry Hill, NJ 08003

Ms. Terry Whitehouse         3706 Taylor Street         2,085     0.00600%
                             Chevy Chase, MD 20815
___________________________________________________________

Harold M. Davis              2180 Twinbrook Road      229,754     0.66103%
                             Berwyn, PA 19312

Nicholas V. Martell          1551 Harmoneyville Rd    229,754     0.66103%
                             Pottstown, PA 19465

R.C.E. Developers, Inc.      P.O. Box 2002              4,642     0.01336%
                             Ambler, PA 19002
___________________________________________________________

Frances Berkowitz            29 East 64th Street        1,358     0.00391%
                             Apartment 7D
                             New York, New York 10021

Richard A. Eisner            1107 Fifth Avenue         10,180     0.02929%
                             New York, New York 10128

Norman Fieber                62 Fox Ridge Road         10,180     0.02929%
                             Stamford, CT 06903

Sylvia Fieber                62 Fox Ridge Road         10,180     0.02929%
                             Stamford, CT 06903

Michael Glick                1035 Fifth Avenue         18,664     0.05370%
                             New York, New York 10028



                                                      Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE    UNITS HELD INTEREST
                             ADDRESS

Ronnie Glick                 1035 Fifth Avenue          1,696     0.00488%
                             Apartment 14B
                             New York, New York 10028

Claire Morse                 240 Lee Street             5,090     0.01464%
                             Brookline, MA 02445-5915

Enid Morse                   840 Park Avenue            5,090     0.01464%
                             #7/8A
                             New York, New York 10021

Lester Morse, Jr.            840 Park Avenue           19,088     0.05492%
                             #7/8A
                             New York, New York 10021

Richard  Morse               240 Lee Street             6,999     0.02014%
                             Brookline, MA 02445
___________________________________________________________

Leslie G. Berman             1100 Reisterstown Road    39,094     0.11248%
                             #202
                             Baltimore, MD 21208
___________________________________________________________

Carriage Hill Apartments
Limited Partnership          c/o Biltmore              97,594     0.28079%
                             Properties Corporation
                             2025 West Long Lake Road
                             Suite 104
                             Troy, Michigan 48098

Carriage Park Development    c/o Biltmore             127,976     0.36820%
                             Properties Corporation
                             2025 West Long Lake Road
                             Suite 104
                             Troy, Michigan 48098

Cherry Hill Village Limited
Partnership                  c/o Biltmore             114,621     0.32978%
                             Properties Corporation
                             2025 West Long Lake Road
                             Suite 104
                             Troy, Michigan 48098
___________________________________________________________

William S. Beinecke          99 Park Avenue             1,946     0.00560%
                             Suite 2200
                             New York, New York 10016

Robert K. Kraft              c/o Chestnut Hill          1,946     0.00560%
                             Management Corp.
                             One Boston Place
                             Boston, MA 02108

Robert J. Sharp              121 Middlebrook Farm Rd    1,946     0.00560%
                             Wilton, CT 06897

Estate of Ross D. Siragusa   c/o Melvyn H.             11,672     0.03358%
                             Schneider
                             Altschuler, Melvoin & Glass, LLP
                             2029 Century Park East
                             Suite 3100
                             Los Angeles, CA 90007







                                                    Number of   Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE  UNITS HELD  INTEREST
                             ADDRESS

___________________________________________________________

Patricia D. Moore Trust
No. 413                      51267 Windsor Manor Court  6,353     0.01828%
                             South Bend, IN 46530
___________________________________________________________

The Enid Barden Trust of     Enid Barden, Trustee      11,758     0.03383%
  June 28, 1995              74 E. Long Lake Road
                             Bloomfield Hills, MI 48304-2379

Fairway Property Company     32270 Telegraph Road       5,324     0.01532%
                             Suite 200
                             Birmingham, MI 48205

David A. Gumenick            30160 Orchard Lake         7,454     0.02145%
                             Road - 110
                             Farmington Hills, MI 48334

David Herskovitz             1055 Trailridge Lane       2,130     0.00613%
                             Atlanta, GA 30338

Constance W. Jacob           8344 Hendrie               2,662     0.00766%
                             Huntington Woods, MI 48070

The Howard J. Leshman Revocable  Howard J. Leshman,     7,839     0.02255%
 Trust Dated May 20, 1983        Trustee
 as Amended and Restated         74 E. Long Lake Road
 on March 4, 1998                Bloomfield Hills, MI 48304-2379

Lyle Properties Limited
 Partnership                 Marc W. Pomeroy,          11,758     0.03383%
                             General Partner
                             74 E. Long Lake Road
                             Bloomfield Hills, MI 48304-2379

Marvin Novick                12820 Burton                 331     0.00095%
                             Oak Park, MI 48237

David K. Page                2290 First National        7,986     0.02298%
                             Building
                             Detroit, MI 48226

Keith J. Pomeroy Trust
of 12/13/76                  Keith J. Pomeroy,         22,406     0.06446%
as Amended and Restated      Truste
6/28/95                      74 E. Long Lake Road
                             Bloomfield Hills, MI 48304-2379

David Sillman                6421 Inkster Road         31,965     0.09197%
                             Suite 200
                             Bloomfield Hills, MI 48301

Lionel J. Stober Trust       Lionel J. Stober,          5,324     0.01532%
                             Trustee
                             6013 Shawdow Lake Drive
                             Toledo, OH 43623

Ruth Stober                  6670 Vachon Court          5,324     0.01532%
                             Bloomfield Hills, MI 48301

Ari Stutz                    6809 Spruce                2,662     0.00766%
                             Bloomfield Hills, MI 48301-3058

Jonah L. Stutz               29757 Farmbrook Villa      5,324     0.01532%
                             Lane
                             Southfield, MI 48034

Leah Stutz                   6809 Spruce                2,662     0.00766%
                             Bloomfield Hills, MI 48301-3058


                                                      Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE    UNITS HELD INTEREST
                             ADDRESS

Steven I. Victor Trust       401 S. Old Woodward        5,324     0.01532%
                             Suite 333
                             Birmingham, MI 48009

Woodridge Properties Limited
Partnership                  Stephen R. Polk,          15,972     0.04595%
                             Managing General Partner
                             26955 Northwestern Highway
                             Southfield, MI 48034
___________________________________________________________

Richard Bacas                2413 N. Edgewood Street    2,136     0.00615%
                             Arlington, VA  22207-4926

Julie Belinkie               1120 Connecticut Ave       7,854     0.02260%
                             NW, #1200
                             Washington, DC  20036

David Bender                 1120 Connecticut Ave       7,854     0.02260%
                             NW, #1200
                             Washington, DC  20036

Jay Bender                   12721 Maidens Bower Drive  6,283     0.01808%
                             Potomac, MD  20854-6052

Lisa Bender-Feldman          2579 Eagle Run Lane        6,283     0.01808%
                             Ft. Lauderdale, FL 33327

Scott Bender                 12700 Glen Mill Road       6,283     0.01808%
                             Potomac, MD  20854

Barbara Bender-Laskow        8308 Larkmeade Terrace     7,854     0.02260%
                             Potomac, MD  20854

Caplin Family Investments, LLC c/o Mortimer Caplin    111,705     0.32139%
                               Caplin & Dreyfus
                               One Thomas Circle
                               Washington, DC 20005

Michael A. Caplin            8477 Portland Place, NW   26,284     0.07562%
                             McLean, VA  22102

Jeremy O. Caplin             360 Ardwood Road          39,425     0.11343%
                             Earlysville, VA  22936

Catherine Caplin             1219 Sunset Plaza         32,854     0.09453%
                             Drive, #7
                             Los Angeles, CA 90069-1254

The Caplin Family Trust      P.O. Box 854              32,854     0.09453%
                             Pebble Beach, CA 93953

Yetta K. Cohen               1650 Tysons Boulevard,   150,991     0.43442%
                             #620
                             McLean, VA  22102

Community Realty Company, Inc. 6305 Ivy Lane          160,360     0.46138%
                               Suite 210
                               Greenbelt, MD 20770

Benedict C. Cosimano         3505 Fulton Street, NW     2,136     0.00615%
                             Washington, DC  20007







                                                      Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE    UNITS HELD INTEREST
                             ADDRESS

Samuel Diener, Jr. Revocable
Trust                        Samuel Diener, M.D.,      16,758     0.04821%
                             Trustee
                             786 Eastern Point Road
                             Annapolis, MD  21401

Clarence Dodge, Jr. Revocable
Trust                        5146 Palisade Lane       154,036     0.44318%
dated 1/10/92                Washington, DC  20016

Marcia Esterman Living Trust Marcia Esterman,           7,900     0.02273%
                             Trustee
                             5709 Mayfair Manor Drive
                             Rockville, MD  20852

Lydia Funger McClain         12201 Lake Potomac        21,807     0.06274%
                             Terrace
                             Potomac, MD  20854

William S. Funger            6 Great Elm Court         21,807     0.06274%
                             Potomac, MD  20854

Keith P. Funger              10530 South Glen Road     21,807     0.06274%
                             Potomac, MD  20854

Morton Funger                1650 Tysons Boulevard,   150,898     0.43415%
                             #620
                             McLean, VA  22102

Bernard S. Gewirz            1730 K Street, NW         66,219     0.19052%
                             #1204
                             Washington, DC  20006

Carl S. Gewirz               1730 K Street, NW         23,071     0.06638%
                             #1204
                             Washington, DC  20006

Steven B. Gewirz             1730 K Street, NW          7,150     0.02057%
                             #1204
                             Washington, DC  20006

Michael AK Gewirz            1730 K Street, NW          9,534     0.02743%
                             #1204
                             Washington, DC  20006

Diane Goldblatt              Apt 420                    5,713     0.01644%
                             10500 Rockville Pike
                             Rockville, MD  20852

Herbert Goldblatt            11936 Canfield Road        5,713     0.01644%
                             Potomac, MD  20854

Barbara Goldman              1624 Belvedere             7,900     0.02273%
                             Boulevard
                             Silver Spring, MD 20902

Theodore L. Gray             1200 Jossie Lane           1,971     0.00567%
                             McLean, VA  22102

Eileen Greenberg             1120 Connecticut Ave       7,854     0.02260%
                             NW, #1200
                             Washington, DC  20036

Hermen Greenberg             1050 Connecticut Ave., 1,006,836     2.89680%
                             NW #444
                             Washington, DC  20036

William Kaplan               5901 Montrose Road,       83,779     0.24104%
                             #N405
                             Rockville, MD  20852

Herman Kraft                 Sunrise Assisted           2,628     0.00756%
                             Living, #212
                             5910 Wilson Blvd.
                             Arlington, VA  22205


                                                    Number of   Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE  UNITS HELD  INTEREST
                             ADDRESS

Patricia A. Mancuso          11912 Tallwood Court         493     0.00142%
                             Potomac, MD  20854

Charles and Lupe Mancuso,
T.B.T.E.                     9421 Reach Road              493    0.00142%
                             Potomac, MD  20854

Melanie F. Nichols           21 Crescent Lane          21,801    0.06272%
                             San Anselmo, CA  94960

Jeffrey W. Ochsman           9505 Newbridge Drive      21,807    0.06274%
                             Potomac, MD  20854

Bruce D. Ochsman             8905 Hunt Valley Court    21,807    0.06274%
                             Potomac, MD  20854

Ralph Ochsman                1650 Tysons Boulevard,   150,898    0.43415%
                             #620
                             McLean, VA  22102

Michael P. & Esther K.
Ochsman                      Tenants By the            21,807    0.06274%
                             Entirety
                             5600 Wisconsin Avenue
                             Chevy Chase, MD  20815

Sharon Lynn Ochsman          c/o Terri Weisenberger    21,807     0.06274%
                             1650 Tysons Blvd. #620
                             McLean, VA  22102

Wendy A. Ochsman             90720 Holloway Hill       21,807     0.06274%
                             Court
                             Potomac, MD  20854

Ralmor Corporation           c/o Terri Weisenberger   392,503     1.12928%
                             1650 Tysons Blvd., #620
                             McLean, VA  22102

Jerome Shapiro               9511 Orion Court           7,903     0.02274%
                             Burke, VA  22015

Sophie B. Shapiro Family Trust c/o Bobbie Goldman      62,369     0.17944%
                               1624 Belvedere Boulevard
                               Silver Spring, MD 20902

Albert H. Small              1050 Connecticut Ave., 1,006,836     2.89680%
                             NW #444
                             Washington, DC  20036

David Stearman               5630 Wisconsin Avenue,    83,779     0.24104%
                             #1007
                             Chevy Chase, MD  20815

Juanita H. West Trust        c/o Martin R. West III    19,255     0.05540%
                             3 Farm Haven Court
                             Rockville, MD  20852

Martin R. West, III          3 Farm Haven Court         5,776     0.01662%
                             Rockville, MD  20852

___________________________________________________________

Arthur Baitch                119 Swan Hill Court       14,785     0.04254%
                             Baltimore, MD  21208

Stuart Brager                6 Schloss Court            4,290     0.01234%
                             Baltimore, MD  21208-1926


                                                     Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE   UNITS HELD INTEREST
                             ADDRESS

David C. Browne              910 Rambling Drive        77,222     0.22218%
                             Baltimore, MD  21228

C. Coleman Bunting, Jr.      RD 1, Box 140             15,369     0.04422%
                             Selbyville, DE  19975

Genine Macks Fidler          4750 Owings Mills Blvd   101,126     0.29095%
                             Owings Mills, MD 21117

Josh E. Fidler               4750 Owings Mills Blvd    72,539     0.20870%
                             Owings Mills, MD 21117

Thomas O'R. Frech            16 Deer Woods Ct           9,473     0.02726%
                             Glen Arm, MD  21057

Melvin Friedman, M.D.        8108 Anita Rd.            10,738     0.03089%
                             Baltimore, MD  21208

George H. Greenstein         7724 Grasty Rd.            9,771     0.02811%
                             Baltimore, MD  21208

Mildred Hemstetter           47-H Queen Anne Way        2,123     0.00611%
                             Chester, MD  21619

Sanford G. Jacobson          Suite 616, 901 Dulaney    17,620     0.05070%
                             Valley Rd.
                             Towson, MD  21204

James C. Johnson and         3955 Olean Gateway         2,145     0.00617%
  Sandra J. Johnson          Linkwood, MD  21835

William R. Kahn              7903 Long Meadow Rd.       8,279     0.02382%
                             Baltimore, MD  21208

Kanode Partnership           8213 A Stevens Rd.        77,222     0.22218%
                             Thurmont, MD  21788

Allan Krumholz and           5404 Springlake Way        4,290     0.01234%
  Francine Krumholz          Baltimore, MD  21212

Burton H. Levinson           11 Slade Ave #316         22,947     0.06602%
                             Baltimore, MD  21208

Eugene K. Lewis/
Suzanne D. Lewis             842 Wyndemere Way          3,600     0.01036%
                             Naples, FL  34105

Arthur M. Lopatin Revocable
Trust                        11312 Wingfood Dr.         4,931     0.01419%
                             Boynton Beach, FL 33437

Lawrence Macks               4750 Owings Mills Blvd   173,664     0.49965%
                             Owings Mills, MD 21117

Martha Macks                 3908 N. Charles St.,      90,886     0.26149%
                             #500
                             Baltimore, MD  21218

Morton J. Macks              4750 Owings Mills Blvd   343,442     0.98813%
                             Owings Mills, MD 21117

Joseph M. Mosmiller          687 Ardmore Lane           4,290     0.01234%
                             Naples, FL  34108


                                                      Number of  Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE    UNITS HELD INTEREST
                             ADDRESS

N & C Partnership            204 East Highfield Rd      9,982     0.02872%
                             Baltimore, MD 21218

Orlinsky Family Limited
Partnership                  4172 N.W. 53rd Street      2,145     0.00617%
                             Boca Raton, FL  33496

Albert Perlow                7903 Winterset Ave.        4,290     0.01234%
                             Baltimore, MD  21208

Anne Louise Perlow           10 Talton Court            6,435     0.01851%
                             Baltimore, MD  21208

Alleck A. Resnick            3402 Old Forest Rd.        4,290     0.01234%
  Harriet Resnick            Baltimore, MD  21208

Stanley Safier               6210 Frankford Ave.        4,290     0.01234%
                             Baltimore, MD  21206

Arnold Sagner                PO Box 416                11,065     0.03184%
                             Ellicott City, MD 21041

Donald I. Saltzman           3407 Engelmeade Rd.        5,434     0.01563%
                             Baltimore, MD  21208

Murray Saltzman              8216 N.W. 80th Street      2,145     0.00617%
                             Tamarac, FL  33321

William G. Scaggs            1520 Royal Palm Way        8,579     0.02468%
                             Boca Raton, FL  33432

Earle K. Shawe               c/o Shawe & Rosenthal     29,645     0.08529%
                             20 S. Charles Street
                             Baltimore, MD  21201

Steven D. Shawe              Shawe & Rosenthal          5,014     0.01443%
                             20 S. Charles Street
                             Baltimore, MD  21201

Karolyn Solomon              3706 Breton Way            4,991     0.01436%
                             Baltimore, MD  21208-1707

William B. Warren            Dewey  Ballantine LLP      2,145     0.00617%
                             1301 Avenue of Americas
                             New York, NY  10019

Robert M. Wertheimer         9 Greenlea Drive           2,145     0.00617%
                             Baltimore, MD  21208
___________________________________________________________

Leonard Klorfine             105 Chesley Drive        170,312     0.49001%
                             Suite 203
                             Media, PA 19063









                                                    Number of    Percentage
NAME AND IDENTIFYING NUMBER  BUSINESS OR RESIDENCE  UNITS HELD   INTEREST
                             ADDRESS


Greenacres Associates        105 Chesley Drive         59,896     0.17233%
                             Suite 203
                             Media, PA 19063

Ridley Brook Associates      105 Chesley Drive         97,917     0.28172%
                             Suite 203
                             Media, PA 19063
___________________________________________________________

Community Investment
Strategies, Inc.             120 Albany Street         64,150     0.18457%
                             8th Floor
                             New Brunswick, New Jersey 08901

TOTAL UNITS/INTERESTS                            34,756,853.899 100.00%